UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       September 14, 2005 (July 21, 2005)



                           East Delta Resources Corp.
             (Exact name of registrant as specified in its charter)


          Delaware                0-32477               98-0212726
(State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)        File Number)         Identification No.)


447 St. Francis-Xavier Street, Suite 600, Montreal, Quebec, Canada     H2Y 2T1
              (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (514) 845-6448

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))w

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review


         As previously reported on July 12, 2005, the Company changed its auditors. In preparing for the audit of the Company's fiscal 2005 statements, the Company's new auditor, Malone & Bailey PC, raised some questions regarding how the Company had treated the June 30, 2004 acquisition of Omega resources Inc. (fka East Delta Resources Corp.). These concerns were brought to the attention of the Company's Board of Directors on July 14, 2005. The Board promptly contacted its previous auditors to review the issue. The Board also requested that its new and old auditors discuss the issue and advise the Board of any conclusions they reach. On July 19, 2005, the Board was advised that both sets of auditors had agreed that the accounting treatment was in error and that the historical financial statements covering the periods June 30, 2004, September 30, 2004 and December 31, 2004 should be restated. On July 20, 2005 the Board convened in a special emergency session and determined to follow the advice of the auditors and authorized the filing of this report and the restatement of the affected historical financial statements.

         It is anticipated that the restatements would have the effect of reclassifying the acquisition from a reverse merger to a business combination accounted for as a purchase.

         The restatement would increase the Company's expenses and net loss for the periods, [but would not affect the Company's revenue]. Based on its preliminary review of the effects of the reclassification, the Company anticipates that any impact on the fiscal 2005 results described in this release is not likely to be material, but such estimate is preliminary and the amount, if any, of such adjustment will be finally determined upon the conclusion of the review described above of the March 31, 2005 financials.


         As a result of the Company's restatement of its consolidated financial statements as discussed above, the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2004, September 30, 2004 and December 31, 2004 should no longer be relied upon. The Company intends to file Forms 10-QSB/A with restated consolidated financial statements with respect to such periods as soon as practical, but will not file such amendments until after it files its currently due Annual report on Form 10-KSB for the fiscal year ended March 31, 2005, which it intends to do shortly.



Item 9.01  Financial Statements and Exhibits


     1. Letter by the independent accountant in connection with the disclosure under Item 4.02 of this Report.

     2. Letter by the previous independent accountant in connection with the disclosure under Item 4.02 of this Report.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: September 14, 2005



                                                EAST DELTA RESOURCES CORP.



                                                By:/s/ Victor I.H. Sun
                                                   -------------------
                                                   Victor I.H. Sun
                                                   President